Exhibit 10.35

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS AGREEMENT (INDICATED BY “[***]”) BECAUSE ILEARNINGENGINES, INC. HAS DETERMINED SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SECOND OMNIBUS AMENDMENT

TO LOAN DOCUMENTS

This Second Omnibus Amendment to Loan Documents (this “Amendment”) is dated as of March 27, 2024, by and among ILEARNINGENGINES INC., a Delaware corporation (“Parent”), IN2VATE, L.L.C., an Oklahoma limited liability company (“In2vate”), VENTURE LENDING & LEASING IX, INC., a Maryland corporation (“Fund 9”), and WTI FUND X, INC., a Maryland corporation (“Fund 10”). Parent and In2vate each are sometimes being referred to herein individually, as a “Borrower” and collectively, as “Borrowers”. Fund 9 and Fund 10 each are sometimes being referred to herein individually, as a “Lender” and collectively, as “Lenders” and each reference in this Amendment to “Lender” shall mean and refer to each of Fund 9 and Fund 10, singly and independent of one another.

Recitals

A. Borrowers and Fund 9 are parties to that certain Loan and Security Agreement, dated as of December 30, 2020 (as the same has been and may be amended, restated, supplemented or modified from time to time, the “2020 Loan Agreement”), and that certain Supplement thereto of even date therewith (as the same has been and may be amended, restated, supplemented or modified from time to time, the “2020 Supplement”), pursuant to which Fund 9 made one or more Loans to Borrowers.

B. Borrowers and Lenders are parties to that certain Loan and Security Agreement, dated as of October 21, 2021 (as the same has been and may be amended, restated, supplemented or modified from time to time, the “2021 Loan Agreement”), and that certain Supplement thereto of even date therewith (as the same has been and may be amended, restated, supplemented or modified from time to time, the “2021 Supplement”), pursuant to which each Lender made one or more Loans to Borrowers.

C. Borrowers and Fund 10 are parties to that certain Loan and Security Agreement, dated as of October 31, 2023 (as the same has been and may be amended, restated, supplemented or modified from time to time, the “2023 Loan Agreement” and sometimes being referred to hereinafter with the 2020 Loan Agreement and the 2021 Loan Agreement, individually, as a “Loan Agreement” and collectively, as the “Loan Agreements”), and that certain Supplement thereto of even date therewith (as the same has been and may be amended, restated, supplemented or modified from time to time, the “2023 Supplement” and sometimes being referred to hereinafter with the 2020 Supplement and the 2021 Supplement, individually, as a “Supplement” and collectively, as the “Supplements”), pursuant to which Fund 10 made one or more Loans to Borrowers.

D. Borrowers and each Lender desire to modify the provisions of the Loan Agreements and the Supplements to which such Lender is a party on the terms provided for herein.

E. Borrowers have informed Lenders that certain Events of Default have occurred under the Loan Agreements due to Borrowers’ failure to establish the Reserve and the Reserve Accounts in accordance with the terms of the Supplements (such Events of Default together with any Defaults or Events of Default that have, prior to the date hereof, arisen out of any breach of any representation or warranty or the failure to give notice with respect to such Events of Default, collectively, the “Specified Defaults”).

F. Borrowers have requested that the Lenders waive the Specified Defaults, and the Lenders are willing to waive the Specified Defaults on the terms and conditions set forth herein.

G. All capitalized terms used herein and not otherwise defined shall have the same meanings herein as in the Loan Agreements and Supplements, as the context requires.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed by and among Borrowers and Lenders as follows:

1. Revised Payment Terms.

1.1 Notwithstanding anything to the contrary contained in the Loan Agreements, the Supplements or in any Note made and delivered in connection with Fund 9’s outstanding Loans, Borrowers and Fund 9 agree that commencing on April 1, 2024, and continuing on the first day of each consecutive month thereafter, Borrowers shall pay to Fund 9 the monthly installments scheduled and due or to become due under the Notes made and delivered in connection with Fund 9’s outstanding Loans according to the payment schedule attached hereto as Exhibit “A” (the “Fund 9 Payment Schedule”). Payment of the amounts due under the Notes issued to Fund 9 in accordance with the terms of this Section 1.1 shall be in lieu of the payments scheduled and due or to become due under such Notes, and the payment schedules under such Notes relating to the period from and after April 1, 2024 through maturity are hereby deemed to be replaced with the terms of this Section 1.1 and the Fund 9 Payment Schedule.

1.2 Notwithstanding anything to the contrary contained in the Loan Agreements, the Supplements or in any Note made and delivered in connection with Fund 10’s outstanding Loans, Borrowers and Fund 10 agree that commencing on April 1, 2024, and continuing on the first day of each consecutive month thereafter, Borrowers shall pay to Fund 10 the monthly installments scheduled and due or to become due under the Notes made and delivered in connection with Fund 10’s outstanding Loans according to the payment schedule attached hereto as Exhibit “B” (the “Fund 10 Payment Schedule” and being referred to herein with the Fund 9 Payment Schedule, individually, as a “Payment Schedule” and collectively, as the “Payment Schedules”). Payment of the amounts due the Notes issued to Fund 10 in accordance with the terms of this Section 1.2 shall be in lieu of the payments scheduled and due or to become due under such Notes, and the payment schedules under such Note relating to the period from and after April 1, 2024 through maturity are hereby deemed to be replaced with the terms of this Section 1.2 and the Fund 10 Payment Schedule.

1.3 No Loan as restructured hereby may be voluntarily prepaid, except as provided in this Section 1.3. Notwithstanding anything to the contrary contained in the Loan Agreements, the Supplements or in any Note made and delivered in connection with any outstanding Loans, each Lender acknowledges and agrees that Borrowers may prepay all, but not less than all, such Lender’s Loans in whole, but not in part, at any time by tendering to such Lender a cash payment in respect of such Lender’s Loans in an amount determined by such Lender equal to the sum of: (i) the accrued and unpaid interest on such Lender’s Loans as of the date of prepayment; (ii) the outstanding principal balances of such Lender’s Loans as of the date of prepayment; and (iii) an amount equal to the undiscounted, total amount of all scheduled but unpaid payments of interest that would have accrued and been payable from the date of prepayment through the latest repayment date set forth in such Lender’s Payment Schedule had such Lender’s Loans remained outstanding and been paid in accordance with the terms of such Lender’s Payment Schedule; provided, however, that, at Borrowers’ option, in conjunction with a prepayment of the Loans pursuant to this Section 1.3, Borrowers may elect to pay each Lender fifty percent (50%) of the amount referred to in this clause “(iii)” in cash and issue to each Lender (or its designee) a number of shares of the common stock (“Common Stock”) of New Parent (hereinafter defined) obtained by dividing (A) the product of (x) fifty percent (50%) of the amount referred to in this clause “(iii)” and (y) 2.75, by (B) the VWAP (hereinafter defined) of New Parent’s Common Stock over the seven (7) Trading Days (hereinafter defined) immediately preceding the date of issuance. “New Parent” means Arrowroot Acquisition Corp., a publicly traded Delaware corporation, which will be renamed iLearningEngines Inc., which is a party to that certain Agreement and Plan of Merger and Reorganization, dated as of April 27, 2023, among New Parent, ARAC Merger Sub, Inc. (“Merger Sub”) and Parent pursuant to which Merger Sub will merge with and into Parent, whereupon the separate corporate existence of Merger Sub will cease and Parent, which will be renamed iLearningEngines Holdings, Inc., will be the surviving company and continue in existence as a wholly owned subsidiary of New Parent, on the terms and subject to the conditions set forth therein (such transaction, the “SPAC Transaction”). Lenders acknowledge and agree that any shares of New Parent’s Common Stock described in this Section 1.3 will be subject to the same transfer restrictions, if any, to which the shares of New Parent’s Common Stock issuable upon conversion of the Current Convertible Notes (hereinafter defined) are subject. “Current Convertible Notes” means the convertible promissory notes issued pursuant to that certain Convertible Note Purchase Agreement, dated March 21, 2023, by and among the Borrower and the lenders party thereto. “VWAP” means, for New Parent’s Common Stock for a specified period, the dollar volume-weighted average price for such New Parent’s Common Stock on the Principal Market (hereinafter defined), for such period, as reported by Bloomberg through its “AQR” function, subject to appropriate adjustments for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period. “Trading Day” means any day on which the Principal Market is open for trading (regular way), including any day on which it is open for trading (regular way) for a period of time less than the customary time. “Principal Market” means the principal national securities exchange on which Parent’s Common Stock is then listed or traded.

2. Consideration.

2.1 As consideration for Fund 9’s agreement to enter this Amendment, Fund 9 has earned and is entitled to receive 609,230 shares of New Parent’s Common Stock (the “Fund 9 Shares”) issuable immediately following the consummation of the SPAC Transaction. Borrowers acknowledge that Fund 9 has assigned its rights to receive the Fund 9 Shares to its parent, Venture Lending & Leasing IX, LLC (“LLC9”). In connection therewith, the Fund 9 Shares shall be issued to LLC9. Upon request of Borrowers, Fund 9 shall furnish to Borrowers a copy of the agreement in which Fund 9 assigned to LLC9 Fund 9’s right to receive the Fund 9 Shares. Borrowers and Fund 9 acknowledge and agree that if as of April 15, 2024, Borrowers have fully prepaid Fund 9’s Loans in accordance with the terms of Section 1.3 of this Amendment then the number of Fund 9 Shares shall be reduced to equal the product of (x) ten percent (10%) and (y) the Fund 9 Shares, with such reduction effected by a cancellation of the remaining Fund 9 Shares. Borrowers and Fund 9 further acknowledge and agree that if as of May 1, 2024, Borrowers have fully prepaid Fund 9’s Loans in accordance with the terms of Section 1.3 of this Amendment then the number of Fund 9 Shares shall be reduced to equal the product of (x) twenty percent (20%) and (y) the Fund 9 Shares, with such reduction effected by a cancellation of the remaining Fund 9 Shares. Borrowers and Fund 9 further acknowledge and agree that if as of July 1, 2024, Borrowers have fully prepaid Fund 9’s Loans in accordance with the terms of Section 1.3 of this Amendment then the number of Fund 9 Shares shall be reduced to the product of (x) fifty percent (50%) and (y) the Fund 9 Shares, with such reduction effected by a cancellation of the remaining Fund 9 Shares.

2.2 As consideration for Fund 10’s agreement to enter this Amendment, Fund 10 has earned and is entitled to receive 410,769 shares of New Parent’s Common Stock (the “Fund 10 Shares”) issuable immediately following the consummation of the SPAC Transaction. Borrowers acknowledge that Fund 10 has assigned its rights to receive the Fund 10 Shares to its parent, WTI Fund X, LLC (“LLC10” and together with LLC9, “LLCs”). In connection therewith, the Fund 10 Shares shall be issued to LLC10. Upon request of Borrowers, Fund 10 shall furnish to Borrowers a copy of the agreement in which Fund 10 assigned to LLC10 Fund 10’s right to receive the Fund 10 Shares. Borrowers and Fund 10 acknowledge and agree that if as April 15, 2024, Borrowers have fully prepaid Fund 10’s Loans in accordance with the terms of Section 1.3 of this Amendment then the number of Fund 10 Shares shall be reduced to the product of (x) ten percent (10%) and (y) the Fund 10 Shares, with such reduction effected by a cancellation of the remaining Fund 10 Shares. Borrowers and Fund 10 further acknowledge and agree that if as of May 1, 2024, Borrowers have fully prepaid Fund 10’s Loans in accordance with the terms of Section 1.3 of this Amendment then the number of Fund 10 Shares shall be reduced to the product of (x) twenty percent (20%) and (y) the Fund 10 Shares, with such reduction effected by a cancellation of the remaining Fund 10 Shares. Borrowers and Fund 10 further acknowledge and agree that if as of July 1, 2024, Borrowers have fully prepaid Fund 10’s Loans in accordance with the terms of Section 1.3 of this Amendment then the number of Fund 10 Shares shall be reduced to the product of (x) fifty percent (50%) and (y) the Fund 10 Shares, with such reduction effected by a cancellation of the remaining Fund 10 Shares.

3. Additional Agreements and Waiver.

3.1 Notwithstanding anything to the contrary in the 2020 Supplement, the 2021 Supplement and the Warrants Parent issued to LLC9 in connection therewith, Borrowers and Fund 9 acknowledge and agree that each Warrant issued to LLC9, together with the option Parent granted to Fund 9 to exchange each such Warrant for the cash payments described in such Supplements, shall automatically terminate (without any further action by any person) upon Fund 9’s receipt of 2,030,767 shares of New Parent’s Common Stock (the “Fund 9 Additional Shares”). Borrowers acknowledge that Fund 9 has assigned its rights to receive the Fund 9 Additional Shares to LLC9. In connection therewith, the Fund 9 Additional Shares shall be issued to LLC9. Upon request of Borrowers, Fund 9 shall furnish to Borrowers a copy of the agreement in which Fund 9 assigned to LLC9 Fund 9’s right to receive the Fund 9 Additional Shares.

3.2 Notwithstanding anything to the contrary in the 2021 Supplement, the 2023 Supplement and the Warrants Parent issued to LLC10 in connection therewith, Borrowers and Fund 10 acknowledge and agree that each Warrant issued to LLC10, together with the option Parent granted to Fund 10 to exchange each such Warrant for the cash payments described in such Supplements, shall terminate upon Fund 10’s receipt of 1,369,232 shares of New Parent’s Common Stock (the “Fund 10 Additional Shares” and collectively with the Fund 9 Shares, the Fund 10 Shares and the Fund 9 Additional Shares, the “Shares”). Borrowers acknowledge that Fund 10 has assigned its rights to receive the Fund 10 Additional Shares to LLC10. In connection therewith, the Fund 10 Additional Shares shall be issued to LLC10. Upon request of Borrowers, Fund 10 shall furnish to Borrowers a copy of the agreement in which Fund 10 assigned to LLC10 Fund 10’s right to receive the Fund 10 Additional Shares.

3.3 Lenders acknowledge and agree that the Fund 9 Shares, the Fund 9 Additional Shares, the Fund 10 Shares and the Fund 10 Additional Shares will be subject to the same transfer restrictions, if any, to which the shares of New Parent’s Common Stock issuable upon conversion of the Current Convertible Notes are subject. For the avoidance of doubt, it is acknowledged that the Fund 9 Shares, the Fund 9 Additional Shares, the Fund 10 Shares and the Fund 10 Additional Shares will be entitled to the benefit of all adjustments in the number of shares of New Parent’s capital stock because of any splits, recapitalizations, combinations or other similar transactions affecting New Parent’s capital stock that occur after the date of this Amendment.

3.4 Subject to the satisfaction of the conditions set forth in this Amendment, the Lenders hereby agree to waive the Specified Defaults effective on the date each such Specified Default would have occurred but for the effectiveness of this Amendment. Accordingly, after giving effect to this Amendment, no Default or Event of Default shall be deemed to have arisen from any Specified Default at any time prior to the date hereof. The waiver in this Section 3.4 shall be effective only in this specific instance, for the specific purpose set forth herein and solely with respect to the Specified Defaults, and does not allow for any other or further departure from the terms and conditions of the Loan Agreements, the Supplements or any other Loan Document, which terms and conditions shall continue in full force and effect.

4. Effectiveness of Amendment; Continued Effect of Loan Agreements.

4.1 Notwithstanding anything to contrary contained in the Loan Agreements or the definition of “Commitment” in Part 1 of the Supplements, Borrowers agree not to borrow, and agrees that each Lender has no commitment to lend any further or future Loans under the Loan Documents.

4.2 All provisions of the Loan Agreements, the Supplements and the other Loan Documents, except as modified by this Amendment, shall remain in full force and effect.

4.3 In the event of any conflict, inconsistency, or incongruity between any provision of this Amendment and any provision of the Loan Documents, the provisions of this Amendment shall govern and control.

4.4 This Amendment shall be effective when counterparts hereof shall have been duly executed by the respective parties hereto, shall have been delivered to Lenders or their counsel, shall be in full force and effect and shall be in form and substance satisfactory to Lenders.

5. Borrowers’ Representations and Warranties. Each Borrower, jointly and severally, represents and warrants to Lenders that: (a) Borrowers have full corporate or company power and authority, as applicable, to execute and deliver this Amendment and to perform the obligations of their part to be performed hereunder and under the Loan Documents as amended hereby; (b) Borrowers have taken all necessary action, corporate, company or otherwise, as applicable, to authorize the execution and delivery of this Amendment; (c) no consent, approval or authorization of any person or entity (other than any of the foregoing as has been obtained or will be timely obtained by Borrowers) is or will be required in connection with the execution or delivery by Borrowers of this Amendment or the performance by Borrowers hereof and the Loan Documents as amended hereby; (d) this Amendment and the Loan Documents as amended hereby are, or upon delivery thereof to Lenders will be, the legal, valid and binding obligations of Borrowers, enforceable against Borrowers in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; and (e) as of the date hereof, (i) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, (ii) the representations and warranties of Borrowers contained in Article 3 of the 2023 Loan Agreement and Part 3 of the 2023 Supplement are true and correct in all material respects, and (iii) none of Borrowers’ accounts payable are past due, except to the extent such past due account payable would not reasonably be expected to have a Material Adverse Effect. In furtherance of the foregoing, each Borrower, jointly and severally, represents and warrants to Lenders that Borrowers maintain the following Deposit Accounts and investment accounts:

Institution Name:	[***]
Address:	[***]
ABA No.:	[***]
Contact Name:	[***]
Phone No.:	[***]
E-mail:	[***]
Account Title:	[***]
Account No.:	[***]

Institution Name:	[***]
Address:	[***]
ABA Number:	[***]
Contact Name:	[***]
Phone No.:	[***]
E-mail:	[***]
Account Owner:	[***]
Account No.:	[***]

6. Lenders’ and LLCs’ Representations and Warranties.

6.1 Investment Purpose. Each of the LLCs is acquiring the Shares for its own account and not with a present view toward the public sale or distribution thereof and has no intention of selling or distributing any of such Shares or any arrangement or understanding with any other Persons regarding the sale or distribution of such Shares except as would not result in a violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (the “Securities Act”). Neither of the LLCs will, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except pursuant to and in accordance with the Securities Act.

6.2 Reliance on Exemptions. Each of the LLCs understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that New Parent is relying upon the truth and accuracy of, and the LLCs’ compliance with, the representations, warranties, agreements, acknowledgments and understandings of the LLCs set forth herein in order to determine the availability of such exemptions and the eligibility of the LLCs to acquire the Shares.

6.3 Information. Each of the LLCs has had access to and the opportunity to review the SEC Documents (as defined below). Neither such inquiries nor any other investigation conducted by or on behalf of the LLCs or its representatives or counsel shall modify, amend or affect LLCs’ right to rely on the truth, accuracy and completeness of the SEC Documents and the Borrower’s representations and warranties contained in this Amendment.  For purposes hereof, “SEC Documents” means all reports, schedules, forms, statements and other documents required to be filed by Parent with the United States Securities and Exchange Commission (the “SEC”) since September 1, 2023, pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein).

6.4 Acknowledgement of Risk. Each of the LLCs is able to bear the economic risk of holding the Shares for an indefinite period, and has knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in the Shares.

6.5 Governmental Review. Each of the LLCs understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares or an investment therein.

6.6 Transfer or Resale. Each of the LLCs understands that:

(a) the Shares have not been registered under the Securities Act or any applicable state securities laws and, consequently, the LLCs may have to bear the risk of owning the Shares until such time as the registration statement covering such shares is declared effective because the Shares may not be transferred unless (i) the LLCs has delivered to the New Parent an opinion of counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (ii) the Shares are sold or transferred pursuant to Rule 144 promulgated under the Securities Act, or any successor rule (“Rule 144”); and

(b)   any sale of the Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Shares under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder.

6.7 Legends.

(c) Each of the LLCs understands the certificates representing the Shares will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Shares):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL, IS AVAILABLE.

(d) Each of the LLCs may request that the New Parent remove, and the New Parent agrees to authorize the removal of any legend from the Shares (i) in connection with any sale of the Shares pursuant to registration statement filed with the SEC, once such registration statement has become effective, (ii) in connection with any sale of the Shares pursuant to Rule 144, or (iii) if such Shares are eligible for sale under Rule 144 following the expiration of the one-year holding requirement under subparagraphs (b)(1)(i) and (d) thereof.

6.8 Authorization; Enforcement. Each of the Lenders and LLCs has the requisite power and authority to enter into this Amendment and to consummate the transactions contemplated hereby. Each of the Lenders and LLCs has taken all necessary action to authorize the execution, delivery and performance of this Amendment. Upon the execution and delivery of this Amendment, this Amendment shall constitute a valid and binding obligation of the Lenders and LLCs enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws.

6.9 Residency. Each of the LLCs is a resident of the jurisdiction set forth immediately below each such LLC’s name on the signature pages hereto.

6.10 Placement Agents. None of the Lenders or LLCs has taken no action that would give rise to any claim by any person for brokerage commissions, placement agent’s fees or similar payments relating to this Amendment or the transactions contemplated hereby.

7. Miscellaneous.

7.1 The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.

7.2 This Amendment shall be governed by the laws of the State of California, excluding those laws that direct the application of the laws of another jurisdiction.

7.3 Any term of this Amendment may be amended and the observance of any term of this Amendment may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Borrowers and Lenders.

7.4 Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be valid, legal, and enforceable under all applicable laws and regulations. If, however, any provision of this Amendment shall be invalid, illegal, or unenforceable under any such law or regulation in any jurisdiction, then it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be invalid, illegal, or unenforceable only to the extent of such invalidity, illegality, or limitation on enforceability without affecting the remaining provisions of this Amendment, or the validity, legality, or enforceability of such provision in any other jurisdiction.

7.5 This Amendment and the Loan Documents and the exhibits and schedules hereto and thereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof.

7.6 This Amendment and the other Loan Documents described herein may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. This Amendment and each of the other Loan Documents described herein may be executed by electronic signatures. Borrowers and Lenders expressly agree to conduct the transactions contemplated by this Amendment and the other Loan Documents described herein by electronic means (including, without limitation, with respect to the execution, delivery, storage and transfer of this Amendment and each of the other Loan Documents described herein by electronic means and to the enforceability of electronic Loan Documents).

7.7 Each party to this Amendment shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto may reasonably request to carry out the intent and accomplish the purposes of t this Amendment and the consummation of the transactions contemplated hereby. Each Borrower hereby confirms and ratifies each Lender’s Liens in and to all Collateral, and agrees that such Liens shall secure all of the Obligations of Borrowers under this Amendment, the applicable Loan Agreement (as amended hereby) and the other Loan Documents.

7.8 On the date first written above (or at any time thereafter as may be determined by Lenders in their sole discretion), Borrowers shall make a payment to Lenders in an aggregate amount equal to $15,000 (the “Legal Reimbursement Fee”), which payment shall be deemed to fully reimburse Lenders pursuant to Section 9.8(b) of the Loan Agreements to which such Lender is a party for Lenders’ reasonable attorneys’ fees, costs and expenses incurred in connection with the preparation and negotiation of this Amendment and all of the other agreements, certificates, instruments and documents which are executed in connection herewith and the transactions contemplated hereby. Borrowers and Lenders acknowledge and agree that the Legal Reimbursement Fee will be debited from Borrowers’ Primary Operating Account through an ACH transfer. Notwithstanding the foregoing, if the Legal Reimbursement Fee is not paid to Lenders in accordance with the terms of the first sentence of this Section 7.8 then Lenders shall have the right to debit the Legal Reimbursement Fee at any time after the date first written above from the Primary Operating Account through an ACH transfer.

Remainder of this page intentionally left blank; signature page follows

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

BORROWERS:	ILEARNINGENGINES INC.

	By:	/s/ P.K. Chidambaran
	Name:	P.K. Chidambaran
	Title:	Chief Executive Officer

IN2VATE, L.L.C.

	By:	/s/ P.K. Chidambaran
	Name:	P.K. Chidambaran
	Title:	Chief Executive Officer

LENDERS:	VENTURE LENDING & LEASING IX, INC.

	By:	/s/ Rodolfo Ruano
	Name:	Rodolfo Ruano
	Title:	Vice President

Address: 104 La Mesa Dr., Suite 102
Portola Valley, CA 94028

	Email:	[***]

WTI FUND X, INC.

	By:	/s/ Rodolfo Ruano
	Name:	Rodolfo Ruano
	Title:	Vice President

Address: 104 La Mesa Dr., Suite 102
Portola Valley, CA 94028

	Email:	[***]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

LLCs:	VENTURE LENDING & LEASING IX, LLC

	By:	Venture Lending & Leasing IX GP, LLC
	Its:	Managing Member

	By:	Westech Investment Advisors LLC
	Its:	Managing Member

	By:	/s/ Rodolfo Ruano
	Name:	Rodolfo Ruano
	Title:	Vice President

Address: 104 La Mesa Dr., Suite 102
Portola Valley, CA 94028

	Email:	[***]

WTI FUND X, LLC

	By:	WTI Fund X GP, LLC
	Its:	Managing Member

	By:	Westech Investment Advisors LLC
	Its:	Managing Member

	By:	/s/ Rodolfo Ruano
	Name:	Rodolfo Ruano
	Title:	Vice President

Address: 104 La Mesa Dr., Suite 102
Portola Valley, CA 94028

	Email:	[***]

NEW PARENT:	ARROWROOT ACQUISITION CORP.

	By:	/s/ Matthew Safaii
	Name:	Matthew Safaii
	Title:	Chief Executive Officer

EXHIBIT “A”

PAYMENT SCHEDULE FOR FUND 9’S LOANS

EXHIBIT “B”

PAYMENT SCHEDULE FOR FUND 10’S LOANS